Exhibit 10.1


                      [Bridas Energy USA, Inc. letterhead]



                                 April 30, 2003

Cadence Resources Corporation
P.O. Box 2056
 Walla Walla, Washington 99362

     Re:        Joint  Exploration   Agreement
                Northeast   Logansport  Prospect  (the "Prospect")
                DeSoto Parish, Louisiana

 Gentlemen:

     This letter when accepted by you in the space provided below, will constitute a joint exploration agreement that evidences the understandings and obligations between Bridas Energy USA, Inc., a Delaware corporation ("BEUSA") and Cadence Resources Corporation, a Utah corporation ("Cadence"), relating to the exploration and development of the Prospect (this "Agreement").

                               1. PROSPECT LEASES
                               ------------------

     Cadence is the owner of leasehold working interests in the oil and gas leases covering lands located in Sections 27, 28, 33, 34, and the E/2 of both Sections 29 and 32, T-13-N, R-15-W, DeSoto Parish Louisiana, which leases are described in Exhibit "A-1 " attached to this Agreement (the "Prospect Leases"). The lands covered by the Prospect Leases are depicted by yellow shading on the plat attached to this Agreement as Exhibit "A-2" (the "Plat"). Cadence represents that, its interests in the Prospect Leases are 100% working interest and an approximate 80% weighted average net revenue interest.

                           2. PROSPECT ASSEMBLY COSTS
                           --------------------------

     As part of the consideration for Cadence's execution and return of this Agreement, BEUSA agrees to pay in cash to Cadence the sum of $50,000. Such payment shall serve as reimbursement for BEUSA's share of the total of geological, overhead, seismic, lease acquisition, drafting, and other generation costs relating to the assembly of the Prospect. All subsequent acquisitions of leases on lands covered by the AMI shall be borne proportionately by the parties hereto according to their proportionate ownership set out below.

Cadence Resources Corporation
April 30, 2003
Page 2


                              3. INITIAL ASSIGNMENT
                              ---------------------

     Upon receipt of such consideration, Cadence shall assign to BEUSA, by recordable conveyance containing a special warranty of title only, an undivided 55% leasehold working interest in the Prospect Leases. This undivided 55% working interest shall be subject to its proportionate share of existing landowners' royalties and an undivided 2% overriding royalty interest to be assigned by Cadence to the generators of the Prospect. The reserved overriding royalty interest shall be free of all cost and expense of drilling and producing, but shall bear its proportionate share of all severance, production and windfall profits taxes. The execution of this Agreement, the payment by BEUSA of the cash consideration, the execution by the parties of the Operating Agreement described below, and the execution by Cadence of the initial assignment above shall occur on or before April 30, 2003 at a mutually acceptable location (the "Closing").

                              4. ACREAGE SELECTION
                              --------------------

     Within 60 days from the execution date of this Agreement, BEUSA shall select, in writing furnished to Cadence, 640 acres covered by the Prospect Leases (the "Selection Acreage"), which shall include the location for the first well to be drilled on the Prospect. The Selection Acreage shall consist of one
(1) regular section, two (2) adjacent half-sections, or four (4) contiguous quarter sections, each in the shape of a square.

                                 5. INITIAL WELL
                                 ---------------

     As additional consideration for this Agreement, BEUSA agrees to commence or cause to be commenced the drilling of a well in search of oil and/or natural gas in commercial quantities (the "Initial Well") on the Selection Acreage. The Initial Well will be drilled at a location of BEUSA's choice. Drilling operations shall be commenced on or before 150 days from the execution date of this Agreement. The Initial Well shall be drilled in a good and workmanlike manner to a depth of 10,000 feet or to the Cotton Valley formation, whichever is the lesser depth (the "Contract Depth"). The Initial Well shall be drilled at the sole risk and expense of BEUSA through completion and, if such well is successfully completed as a producer of oil and/or gas in commercial quantities, into the tanks or pipeline connection without cost to Cadence. Should BEUSA elect to abandon the Initial Well, before or after making a completion attempt, Cadence will have the right to assume operations thereof at its own risk for its own account and will not deliver the Secondary Assignment provided below.

                  6. SECONDARY ASSIGNMENT FOLLOWING INITIAL WELL
                  ----------------------------------------------

        In addition to the 55% working interest in the Prospect Leases, as conveyed by the initial assignment in Paragraph 3, Cadence hereby agrees to convey an additional 20% working interest in

Cadence Resources Corporation
April 30, 2003
Page 3


the Prospect Leases when the Initial Well has been drilled to the objective depth described in paragraph 5 (the "Secondary Assignment"). The Secondary Assignment shall be limited to the Selection Acreage and shall be subject to its proportionate share of existing landowners' royalties and an undivided 2% overriding royalty interest. The reserved overriding royalty interest shall be free of all cost and expense of drilling and producing, but shall bear its proportionate share of all severance, production and windfall profits taxes.

                             7. OPERATING AGREEMENT
                             ----------------------

     Following completion of the Initial Well as a producer of oil and/or natural gas, all operations hereunder shall be conducted pursuant to the terms and provisions of the A.A.P.L. Form 610-1989 Model Form Operating Agreement attached hereto as Exhibit "B" (the "Operating Agreement"), naming BEUSA as Operator. BEUSA and Cadence agree to execute and file for record the Model Form Recording Supplement to the Operating Agreement and Financing Statement attached to the Operating Agreement. Each party agrees to abide by all of the terms, provisions and conditions thereof; provided, however, in the event of a conflict between the terms of this Agreement and those of the Operating Agreement, the terms and provisions hereof shall prevail. The percentage interests in the Prospect Leases to be owned by the parties to this Agreement are set forth as follows:

Selection Acreage
-----------------
At closing

         BEUSA
                                                                           55%

         Cadence                                                           45%*
                                                                       ---------
                                                                          100%

Upon Designating Selection Acreage

         BEUSA                                                             75%

         Cadence                                                           25%*
                                                                       ---------
                                                                          100%

All Other Acreage
-----------------
At Closing and Thereafter

         BEUSA
                                                                           55%

         Cadence                                                           45%
                                                                       ---------
                                                                          100%

Cadence Resources Corporation
April 30, 2003
Page 4


* Cadence's interest in the Initial Well shall be a carried working interest. As such, Cadence shall not pay or bear any costs related to the exploration, drilling, testing, equipping, completing, and producing the Initial Well, and that such interest shall be cost-free to Cadence as to the oil and condensate produced through the initial deposit of such oil or condensate into the tanks, and, as to gas produced, through the initial delivery of gas to the purchaser of same; provided, however, (i) that Cadence shall have to pay and bear its proportionate share of the costs related to the operation and maintenance of the Initial Well which occur subsequent in time to the initial deposit of oil or condensate or initial delivery of such gas and (ii) that Cadence shall also have to pay and bear its proportionate share of the costs related to the recompleting, reworking or plugging back of the Initial Well once completed as a producer of oil or gas, as well as all of the costs related to the drilling and producing of any wells subsequent to the Initial Well.

                               8. SUBSTITUTE WELL
                               ------------------

     In the event the Initial Well fails to reach Contract Depth, BEUSA shall be entitled to notify Cadence of the drilling of a "Substitute Well." A Substitute Well shall be any well drilled as an attempt to reach Contract Depth, in the event the Initial Well failed to reach Contract Depth. Such notice must be submitted in writing to Cadence within thirty (30) days from the date that the Initial Well is abandoned. The Substitute Well shall be drilled under the same terms and conditions applicable to the Initial Well.

                                9. NONPERFORMANCE
                                -----------------

     Should BEUSA fail or refuse to drill the Initial Well in the time and manner as provided above (subject to standard regional conditions affecting ability to gain access to the drillsite with a suitable drilling rig), BEUSA shall forfeit all rights only in the Prospect Leases and this Agreement shall terminate. BEUSA agrees to reconvey to Cadence all of its working interest in the Prospect Leases, free and clear of any encumbrances or burdens created subsequent to its acquisition of such working interest.

                     10. AREA OF MUTUAL INTEREST PROVISIONS
                     --------------------------------------

     The Plat attached hereto as Exhibit "A-2" contains a description of an area which shall be an Area of Mutual Interest (sometimes the "AMP") between the parties hereto. The AMI is delineated on the Plat by a heavy, bold-faced boundary line and is intended to be located one-half mile from all of the outer-most boundaries of the Prospect Leases. If any party hereto acquires a leasehold, mineral or royalty interest, farmout, seismic and/or drilling option, including an extension or renewal of a Prospect Lease subject to this Agreement, either directly or indirectly, located wholly or partly within said Area of Mutual Interest, after the execution of this Agreement and during the term of and until the Prospect Leases and/or interests subject to this Agreement terminate, the acquiring party shall advise the other parties hereto in writing of such acquisition, including the location of the

Cadence Resources Corporation
April 30, 2003
Page 5


acreage acquired and a full description of the leases, interests and terms of such acquisition, including the purchase price. The party receiving such notice shall, within thirty (30) days after receipt of notice (or within seventy-two
(72) hours thereafter when there is a well drilling or other exploration activity in the area, the information from which will affect the value of the interest offered), advise the acquiring party whether it elects to purchase its share (such share being equal to the working interest owned at such time by the party in the Prospect Leases) of the acquired interest, and, if so, such notice shall be accompanied by payment for its share of such acquired interest. Upon receipt of such payment, the acquiring party shall immediately execute and deliver to such other party an assignment, with special warranty of title, of such party's interest in the leasehold or other interest so acquired, insofar as such interest covers lands located within the AMI, and such interest shall thereupon become subject to this Agreement. If the notified party elects not to purchase such interest, the interest acquired shall be free and clear of the terms of this Agreement.

     In the event more than two (2) parties ever own the Prospect Leases, the provisions hereof shall not apply to acquisitions by any party hereto of a part or all of the interest owned by any other party hereto or acquisitions via mergers, corporate reorganizations or through consolidations with a subsidiary or affiliated company, partnership or individual.

                                11. MISCELLANEOUS
                                -----------------

     (a) This Agreement is not intended to create and shall not be construed as creating a mining partnership or joint venture between the parties. For federal income tax purposes this Agreement will be subject to the provisions set out in
Article IX of the Operating Agreement.

     (b) Nothing herein shall be construed as authorization of one party hereto to act as general agent for the other party nor to permit either party to act for or on behalf of the other party outside the terms of the Agreement.

     (c) Time is of the essence of each and every provision of this Agreement.

     (d) The parties hereto agree to execute, acknowledge, and deliver, as appropriate, such other and further instruments, documents, and assurances as the other of them may reasonably require to effectuate the purpose and intent of this Agreement.

Cadence Resources Corporation
April 30, 2003
Page 6


     (e) All notices, requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (including, without limitation, by overnight courier), transmitted by facsimile, or mailed, certified or registered mail (return receipt requested) with postage prepaid to the applicable party as follows:

          Bridas Energy USA, Inc.
          8 Greenway Plaza, Suite 618
          Houston, Texas 77046
          Attention: Mr. Jeff Morris
          Telephone: (713) 965-0010
          Telecopier: (713) 439-0509

          Cadence Resources Corporation
          c/o Lucius C. Geer & Associates
          11211 Katy Freeway, Suite 295
          Telephone: (713) 655-8800
          Telecopier: (832) 358-8446

or to such other persons or entities or addresses as the applicable party shall furnish to the other party in writing in accordance with this section. Delivery of notices shall be effective only upon actual receipt by the intended recipient (or in the case of facsimile transmission, the completion of such transmission during the recipient's normal business hours).

     (f) This Agreement, and the legal relations among the parties hereto arising from this Agreement, shall be governed by and construed in accordance with the laws of the State of Texas.

     (g) This Agreement (including the Exhibits hereto and the other instruments referred to herein) embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein; there are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein; and this Agreement supercedes all prior agreements and understandings among the parties with respect to such subject matter.

     (h) Neither this Agreement nor any other agreement between the parties nor any uncertainty or ambiguity herein or therein shall be construed or resolved using any presumption against any party hereto or thereto, whether under any rule of construction or otherwise. On the contrary, this Agreement and the other agreements between the parties have been reviewed by the

Cadence Resources Corporation
April 30, 2003
Page 7


parties and their counsel and, in the case of any ambiguity or uncertainty, shall be construed according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     (i) The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (j) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") by three (3) arbitrators. Each party shall appoint one (1) arbitrator who shall be an impartial and independent person. If a party fails to appoint an arbitrator within thirty (30) days from the date a Demand to Arbitrate was made under Rule 6, the AAA shall make the appointment of the arbitrator. The two (2) arbitrators thus appointed shall appoint the third arbitrator who shall be an impartial and independent person. If said two (2) arbitrators fail to appoint the third arbitrator within sixty (60) days from the date a Demand to Arbitrate was made under Rule 6, the AAA shall make the appointment of the third arbitrator. Should any of the arbitrators appointed die, resign, refuse or become unable to act before a decision is given, the vacancy shall be filled by the method set forth in this clause for the original appointment. The arbitration shall be held in Houston, Texas. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     (k) This Agreement and all of the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

     If the foregoing correctly sets forth our agreement relating to the matters herein, please signify by signing two (2) copies of this Agreement, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and returning one (1) executed copy to our office at the address shown above.

                                       Very truly yours,

                                       BRIDAS ENERGY USA, INC.



                                       By: /s/ Jeff Morris
                                           -------------------------------------
                                           General Manager

Cadence Resources Corporation
April 30, 2003
Page 8


ACCEPTED ND AGREED TO
this 30th day of April, 2003.

CADENCE RESOURCES CORPORATION

/s/ John P. Ryan
-----------------------------
John P. Ryan
Vice President

                                        EXHIBIT "A"


 Attached to and made a part of that certain Joint Exploration Agreement between Bridas Energy USA, Inc.and Cadence Resources Corporation dated April 30, 2003 but effective May 1, 2003

                                                                             RECORDING DATA
                                                                           DESOTO PARISH, LA
                        LESSOR                          LEASE DATE            REGISTRY NO.
Sybil I. Caston, separate property                 September 1, 2001           590361
Clarice Marie T. Davis, separate property          September 1, 2001           590364
Lawrence H. Davis, et ux                           September 1, 2001           590367
Nora F. Connell                                    September 1, 2001           590366
Betty Jo Tilleux Breaux, separate property         September 1, 2001           590362
Gerald Emerson Tilleux, separate property          September 1, 2001           590365
Mary Belle Smith, separate property                September 1, 2001           590356
Regina Bufkin Cowdin Lynch, separate property      September 1, 2001           590352
Keith Allen Wanamaker, et ux                       September 1, 2001           590353
Eugene Cowdin                                      September 1, 2001           590355
David R. Mason, separate property                  October 1, 2001             590612
Byron G. Cowdin                                    October 1, 2001             590351
Eugene P. Cowdin, Jr.                              October 1, 2001             590354
Smyrna Community Cemetary, Inc.                    October 1, 2001             590358
James Craig Busher, et al                          October 1, 2001             590349
Patrick Keith, et ux                               November 1, 2001            590617
Smyrna Presbyterian Church, Inc.                   November 1, 2001            590357
Annette Mason Green, separate property             November 1, 2001            590615
Audrey Jean Haymond, separate property             November 1, 2001            590618
Virginia Sue Jernigan, separate property           November 1, 2001            590563
Jerry Edwin Jones, separate property               November 1, 2001            590360
Mrs. Kay Jones Jarratt, separate property          November 1, 2001            590347
Joan J. Busher, separate property                  November 1, 2001            590348
Jody Kirk Busher, separate property                November 1, 2001            590350
Martin Timber Company, L.L.C.                      November 1, 2001            590610
Susan J. Uyehara, separate property                September 1, 2001           590611
Kay Billingsley Schmidt, et al                     September 1, 2001           590342
Robert R. Billingsley, separate property           September 1, 2001           590343
Joe Lynn Billingsley, separate property            September 1, 2001           590344
Mary Belle Smith, separate property                September 1, 2001           590337
Cleon Lewis Bryant, separate property              September 1, 2001           590335
Julius A. Jones, separate property                 September 1, 2001           590339
Bobbie D. Jones, separate property                 September 1, 2001           590345
Joe Henry Jones, separate property                 September 1, 2001           590346
Elnois Jones Harrell, separate property            September 1, 2001           590359
Adell Thomas, et ux                                September 1, 2001           590340
Israelite Baptist Church                           September 1, 2001           590341
Kenneth Salley, et ux                              September 1, 2001           590336
Jean Dell Gamble Gajan, separate property          April 4, 2002               596904
Charlotte Ann Wardlaw, separate property           April 4, 2002               596905
Robert David Brossette, et ux                      April 4, 2002               596906
Shelly Evans, separate property                    April 4, 2002               596907
Leon Stanford Gamble, separate property            April 4, 2002               596908
Kay Billingsley Schmidt, separate property         April 4, 2002               596910

                                   EXHIBIT "A"


Attached to and made a part of that certain Joint Exploration Agreement between Bridas Energy USA, Inc.and Cadence Resources Corporation dated April 30, 2003 but effective May 1, 2003

                                                                             RECORDING DATA
                                                                           DESOTO PARISH, LA
                        LESSOR                          LEASE DATE            REGISTRY NO.
Gay Lenore Gamble Kiossner, separate property      April 4, 2002               596911
Lynette Annette Gamble Stewart, separate
  property                                         April 4, 2002               596912
Robert J. Brown, separate property                 October 1, 2001             590375
J. Melroy Thompson, Marital Trust                  October 1, 2001             590371
AT&N Martinez Land Company, LLC                    October 1, 2001             590372
James Otis McCrery, III, separate property         May 1, 2002                 596909
Garland L. Smith, et ux                            October 1,  2001            590338
Leon Stanford Gamble, separate property            October 1,  2001            590373
Vera Jackson Powell, separate property             October 1,  2001            590377
Willie Louis Jackson, separate property            October 1,  2001            590378
Jennie V. Jackson Hicks, separate property         October 1,  2001            590380
Timothy Marie Jackson Mathews, separate            October 1,  2001            590379
  property
Mary Bell Jackson Hall, separate propety           October 1, 2001             590381
Mrs. Dorothy Jean Smith Ware, separate             October 1, 2001             590613
  property
Mrs. Frankie Marie Smith Payne, separate           October 1, 2001             590614
  property
Mrs. Carolyn Yvonne Smith King, separate           October 1, 2001             590616
  property
Nita Faye Lafield Long, separate property          October 1, 2001             590374
Herman Dohrmiere Gamble, separate                  October 1, 2001             590369
  property
Lynn Annette Gamble Stewart, separate              October 1, 2001             596927
  property
Demosthenes Jackson, separate property                                         596928
Donald A. Berube, et ux                            October 1, 2001             590368
Henry Hicks, Jr., separate property                October 1, 2001             590376
Warner J. Sampson, Executor of the Estate          October 1, 2001             590370
 of Henrietta Dixon Sampson, deceased
Regina Bufkin Cowdin Lynch, separate               June 1, 2002                596923
 property
Eugene Cowdin, husband of Bertha Cowdin            July 1, 2002                596913
Jimmy Vance Carter, husband of Terri L.            July 1, 2002                596914
 Barnett Carter
Travis Lynn Taylor, husband of Sharon K.           July 1, 2002                596915
 Bumum Taylor
Shreve Sixty, Inc.                                 July 1, 2002                596916
Lucille B. Denison, widow of Howard G.             July 1, 2002                596917
 Denison
Vickie Lynne Gibbs, separate property              July 1, 2002                596920
Mr. John Leslie Denison, a single man              July 1, 2002                596921
Robin Gibbs Hart, separate property                July 1, 2002                596922

                                   EXHIBIT "A"


Attached to and made a part of that certain Joint Exploration Agreement between Bridas Energy USA, Inc.and Cadence Resources Corporation dated April 30, 2003 but effective May 1, 2003

                                                                             RECORDING DATA
                                                                           DESOTO PARISH, LA
                        LESSOR                          LEASE DATE            REGISTRY NO.
Travis Lynn Taylor, husband of Sharon K.            July 1, 2002               596929
  Burnum Taylor
Mrs. Mary Gamble Register, separate                 July 1, 2002               596930
  property
Mr. Howard G. "Denny" Denison, husband              July 1, 2002               596918
  of Donna D. Denison
Herman Dohrmiere Gamble, husband of                 August 1,2002              596900
  Debra Brown Gamble
Gary Dale Sullivan, separate property               August 1,2002              596919
Eva Lois Gamble, a single woman                     August 1,2002              596901
Jason Blake Gamble, a single man                    August 1,2002              596902
Eva Law Gamble, widow of Herman D.                  August 1,2002              596903
     Gamble
Samantha Jean Gibbs, a single man                   August 1,2002              596924
Mrs. Marteal Gould Gamble, widow of Ira             August 1,2002              596925
     Gamble
Roy O. Martin Lumber Company, L.P.                August 12, 2002              596926
John Baker Barr                                   April 15, 2003               600333

                                              END OF EXHIBIT

                          EXHIBIT A-2 - PLAT - OMITTED